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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                          LEXICON GENETICS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                   76-0474169
                      (I.R.S. Employer Identification No.)


                           4000 RESEARCH FOREST DRIVE
                              THE WOODLANDS, TEXAS
                    (address of principal executive offices)

                                      77381
                                   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each exchange on which
to be so registered:                        each class is to be registered:

None

If this Form relates to the registration of a class of      If this Form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),     Act and is effective pursuant to General Instruction
check the following box. [ ]                                A.(d), check the following box. |X|

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001
per share

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ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               A description of the common stock, par value $0.001 per share of Lexicon Genetics Incorporated (the "Registrant"), to be registered hereunder is set forth under the caption "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1 (No. 333-96469), as filed with the Securities and Exchange Commission on February 9, 2000, under the Securities Act of 1933, as amended, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2.        EXHIBITS

        The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

               1.  Registrant's Registration Statement on Form S-1
                   (No. 333-96469), as amended, filed with the Securities and Exchange Commission on February 9, 2000 (the "Registration Statement")(incorporated herein by reference).

               2. Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registration Statement).

               3. Bylaws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registration Statement).




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                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 27, 2000

                                    LEXICON GENETICS INCORPORATED


                                    By:    /s/ ARTHUR T. SANDS
                                           -------------------------------------
                                    Name:  Arthur T. Sands
                                    Title: President and Chief Executive Officer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER
------

 1. Registrant's Registration Statement on Form S-1 (No. 333-96469), as amended, filed with the Securities and Exchange Commission on February 9, 2000 (the "Registration Statement") (incorporated herein by reference).

 2. Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registration Statement).

 3. Bylaws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registration Statement).





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